SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported):  October 13, 1995


                          COCA-COLA ENTERPRISES INC.

          (Exact name of registrant as specified in its charter)



         Delaware                  01-09300                 58-0503352
        (State of            (Commission File No.)        (IRS Employer
      Incorporation)                                    Identification No.)




              One Coca-Cola Plaza, N.W., Atlanta, Georgia 30313
        (Address of principal executive offices, including zip code)

                               (404) 676-2100
           (Registrant's telephone number, including area code)












                                        Page 1 of 5 pages
                                        Exhibit Index page 4

Item 5.   Other Events
          ------------
          On October 13, 1995, Coca-Cola Enterprises Inc. (the "Company") issued a press release announcing the signing of a non-binding letter of intent for the Company to acquire Ouachita Coca-Cola Bottling Company, Inc.



Item 7.   Financial Statements and Exhibits
------    ---------------------------------
          (c) Exhibits.


          28   Press Release of Coca-Cola Enterprises Inc. issued
               October 13, 1995

              ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)


                                       LOWRY F. KLINE
Date:  October 13, 1995          By:------------------------------
                                    Lowry F. Kline
                                    General Counsel

                           COCA-COLA ENTERPRISES INC.

                                 EXHIBIT INDEX


Exhibit No.                                                     Page


    28         Press release of Coca-Cola Enterprises Inc.         5
               issued October 13, 1995





































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